Exhibit 99.1

DATE: May 11, 2006

From:
Safety Products Holdings, Inc. and Norcross Safety Products L.L.C.
2001 Spring Road
Oak Brook, IL  60523

Contact:
David F. Myers, Jr.
(630) 572-5715

FOR IMMEDIATE RELEASE

SAFETY PRODUCTS HOLDINGS, INC. AND NORCROSS SAFETY PRODUCTS L.L.C.
ANNOUNCE FIRST QUARTER 2006 RESULTS

OAK BROOK, IL May 11, 2006 — Safety Products Holdings, Inc. (“Holdings”) and Norcross Safety Products L.L.C. (“NSP” and collectively with Holdings, the “Company”), today announced results for the quarter ended April 1, 2006. The following discussion presents results for both NSP and the Company only where the results between the two differ.

For the first quarter of 2006, net sales of the Company were $141.9 million compared to $119.9 million in the first quarter 2005. Adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) increased to $24.0 million from $18.1 million in the first quarter of 2005 for NSP, and increased to $23.9 million from $17.9 million in the first quarter of 2005 for the Company, which represented an increase of 32.7% and 33.4%, respectively.

The Company’s net sales increase of $22.0 million, or 18.3%, was attributable to increased net sales in each of its three operating segments. In the general safety and preparedness segment, the net sales increase of $16.5 million, or 19.9%, reflects a combination of overall organic growth and incremental net sales resulting from the acquisition of The Fibre-Metal Products Company (“Fibre-Metal”), which offset unfavorable exchange rates. In our fire service segment, net sales increased $1.1 million, or 4.7%, due primarily to incremental net sales from the acquisition of American Firewear, Inc. (“American Firewear”). In our electrical safety segment, net sales increased $4.4 million, or 31.1%, primarily driven by strong overall market demand and new product penetration.

The Company’s gross profit increased by $9.4 million, or 21.2%, primarily due to the increase in net sales and gross profit margin improvement. Gross profit margin of 37.9% in the first quarter of 2006 compared favorably to the 37.0% gross profit margin in the prior-year quarter. Excluding the impact of $0.7 million of inventory purchase accounting adjustments, the Company’s gross profit increased $10.1 million, or 22.8% and the Company’s gross profit margin improved to 38.4%.

In the first quarter of 2006, income from operations increased $0.7 million, or 4.4% for NSP and increased $0.8 million, or 4.9% for the Company. Included in income from operations for the three months ended April 1, 2006 were: (1) inventory purchase accounting charges of $0.7 million; (2) incremental amortization expense of $2.6 million related to purchase accounting; and (3) non-cash management incentive compensation charges of $0.8 million relating to the Company’s option plan. Excluding these charges, income from operations increased by $4.8 million, or 30.8% for NSP and $4.9 million, or 31.6% for the Company. In our general safety and preparedness segment (after adjusting for incremental charges related to purchase accounting of $1.9 million), income from operations increased by $4.4 million, or 50.1% primarily due to higher net sales volume and favorable margin realization. In our fire service segment (after adjusting for incremental charges related to purchase accounting of $1.0 million), income from operations decreased by $0.7 million, or 16.3% as higher net sales were offset by lower margin realization (in part due to the American Firewear integration) and higher general and administrative expenses. In our electrical safety segment (after adjusting for incremental charges related to purchase accounting of $0.4 million), income from operations increased by $1.6 million, or 42.4% primarily due to higher net sales and favorable plant performance. Our corporate expenses increased $1.2 million for NSP and $1.1 million for the Company, primarily due to management incentive compensation charges of $0.8 million related to our equity option plan and higher payroll costs during the three month period ended April 1, 2006.

In November 2005, the Company completed the acquisition of all of the issued and outstanding capital stock of Fibre-Metal. The purchase price of $68.7 million (including $0.7 million of acquisition costs) was financed through $65.0 million of additional term borrowings under a senior credit facility and cash on the balance sheet.

In February 2006, the Company completed the acquisition of all of the issued and outstanding capital stock of American Firewear. The purchase price of $5.5 million consisted of $4.5 million in cash (including $0.2 million of acquisition costs and net of cash acquired of $0.2 million) and the issuance of a $1.0 million subordinated seller note.

As of April 1, 2006, NSP and the Company had working capital of $137.2 million and $141.5 million and cash of $11.3 million and $11.9 million, respectively. The Company’s capital expenditures were $2.3 million in the first quarter of 2006 and $1.3 million in the first quarter of 2005.

The following table reconciles net income to EBITDA and Adjusted EBITDA for NSP:

	Predecessor (1)	Successor (1)
	Three Months Ended
	April 2, 2005	April 1, 2006

Net income	$8,292	$6,794
Add:
Interest expense, net	5,349	6,299
Income tax expense	1,574	3,554
Depreciation and amortization expense	2,847	5,865
EBITDA (2)	18,062	22,512
Add:
Management incentive compensation	—	800
Inventory purchase accounting adjustment	—	741
Gain on sale of property, plant and equipment	—	(79)
Adjusted EBITDA (2)	$18,062	$23,974

The following table reconciles net income to EBITDA and Adjusted EBITDA for the Company:

	Predecessor (1)	Successor (1)
	Three Months Ended
	April 2, 2005	April 1, 2006
Net income	$3,194	$3,687
Add:
Interest expense, net	10,293	11,085
Income tax expense	1,604	1,835
Depreciation and amortization expense	2,847	5,865
EBITDA (2)	17,938	22,472
Add:
Management incentive compensation	—	800
Inventory purchase accounting adjustment	—	741
Gain on sale of property, plant and equipment	—	(79)
Adjusted EBITDA (2)	$17,938	$23,934

(1)             The information for the three months ended April 1, 2006 and the three months ended April 2, 2005 has been derived from the unaudited statements of operation.

(2)             EBITDA and Adjusted EBITDA do not represent and should not be considered as an alternative to net income or cash flow from operations, as determined by accounting principles generally accepted in the United States (GAAP), and NSP’s and the Company’s calculations thereof may not be comparable to that reported by other companies. EBITDA and Adjusted EBITDA are calculated above as it is a basis upon which NSP and the Company assesses their liquidity position and because we believe that they present useful information to investors regarding a company’s ability to service and/or incur indebtedness. This belief is based on NSP’s and the Company’s negotiations with its lenders who have indicated that the amount of indebtedness it will be permitted to incur will be based, in part, on measures similar to their EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA do not take into account NSP’s and the Company’s working capital requirements, debt service requirements and other commitments and, accordingly, are not necessarily indicative of amounts that may be available for discretionary use.

We are a leading designer, manufacturer and marketer of branded products in the fragmented personal protection equipment industry. We manufacture and market a full line of personal protection equipment for workers in the general safety and preparedness, fire service and electrical safety industries. We sell our products under trusted, long-standing and well-recognized brand names, including North, KCL, Fibre-Metal, Morning Pride, Ranger, Servus, Pro-Warrington, American Firewear and Salisbury. Our broad product offering includes, among other things, respiratory protection, protective footwear, hand protection, bunker gear and linemen equipment.

We have scheduled a conference call to discuss our financial results on Friday, May 12th at 10:00 a.m. EDT. The call in number is (877) 690-6769. A recording of the conference call will be available for 72 hours after the completion of the call. The recording can be accessed by dialing (800) 633-8284 and entering reservation number 21291954.

This press release contains forward-looking information. These statements reflect management’s expectations, estimates, and assumptions based on information available at the time of the statement. Forward-looking statements include, but are not limited to, statements regarding future events, plans, goals, objectives, and expectations. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘intent,’’ ‘‘likely,’’ ‘‘will,’’ ‘‘should,’’ and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. Important factors that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements include, but are not limited to: (i) our high degree of leverage and significant debt service obligations; (ii) the impact of current and future laws and governmental regulations affecting us or our product offerings; (iii) the impact of governmental spending; (iv) our ability to retain existing customers, maintain key supplier status with those customers with which we have achieved such status, and obtain new customers; (v) the highly competitive nature of the personal protection equipment industry; (vi) any future changes in management; (vii) acceptance by consumers of new products we develop or acquire; (viii) the importance and costs of product innovation; (ix) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange and restrictions on the efficient repatriation of earnings; (x) the unpredictability of patent protection and other intellectual property issues; (xi) cancellation of current orders; (xii) the outcome of pending product liability claims and the availability of indemnification for those claims; (xiii) general risks associated with the personal protection equipment industry; and (xiv) the successful integration of acquired companies on economically acceptable terms. We undertake no obligation to publicly update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, or changes to future results over time.

Norcross Safety Products L.L.C.

Consolidated Statements of Operations

(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)
	Three Months Ended
	April 2, 2005	April 1, 2006

Net sales	$119,944	$141,876
Cost of goods sold	75,602	88,145
Gross profit	44,342	53,731
Operating expenses:
Selling	11,378	12,875
Distribution	6,274	7,926
General and administrative	10,943	13,917
Amortization of intangibles	142	2,726
Total operating expenses	28,737	37,444
Income from operations	15,605	16,287
Other expense (income):
Interest expense	5,599	6,462
Interest income	(250)	(163)
Other, net	386	(371)
Income before income taxes and minority interest	9,870	10,359
Income tax expense	1,574	3,554
Minority interest	4	11
Net income	$8,292	$6,794

(1)             On July 19, 2005, all the outstanding units of NSP were acquired by Holdings, with the result that NSP became a wholly-owned subsidiary of Holdings. NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements. Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

Norcross Safety Products L.L.C.

Consolidated Balance Sheets

(Amounts in Thousands) (Unaudited)

	December 31, 2005 (1)	April 1, 2006
Assets
Current assets:
Cash and cash equivalents	$20,683	$11,346
Accounts receivable, less allowance of $2,317 and $2,267 in 2005 and 2006, respectively	68,286	79,288
Inventories	93,462	97,523
Deferred income taxes	3,230	3,230
Prepaid expenses and other current assets	3,135	2,753
Total current assets	188,796	194,140
Property, plant, and equipment, net	67,315	66,973
Deferred financing costs, net	7,513	7,186
Goodwill, net	136,487	141,010
Other intangible assets, net	276,842	274,981
Other noncurrent assets	5,109	4,902
Total assets	$682,062	$689,192

Liabilities and member’s equity
Current liabilities:
Accounts payable	$21,229	$25,234
Accrued expenses	34,683	28,703
Current maturities of long-term obligations	2,735	3,016
Total current liabilities	58,647	56,953
Pension, post-retirement and deferred compensation	32,340	32,071
Long-term obligations	309,664	309,638
Other noncurrent liabilities	5,376	5,360
Deferred income taxes	52,496	52,345
Minority interest	176	187
	400,052	399,601

Member’s equity:
Contributed capital	221,068	222,018
Retained earnings	308	6,929
Accumulated other comprehensive income	1,987	3,691
Total member’s equity	222,363	232,638
Total liabilities and member’s equity	$682,062	$689,192

(1)             Information was obtained from audited financial statements.

Norcross Safety Products L.L.C.

Consolidated Statements of Cash Flows

(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)
	Three Months Ended
	April 2, 2005	April 1, 2006
Operating activities
Net income	$8,292	$6,794
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	2,705	3,139
Amortization of intangibles	142	2,726
Amortization of deferred financing costs	461	327
Amortization of original issue discount (premium)	25	(251)
Deferred income taxes	237	(151)
Minority interest	4	11
Management incentive compensation	—	800
Gain on sale of property, plant, and equipment	—	(79)
Changes in operating assets and liabilities:
Accounts receivable	(8,540)	(10,337)
Inventories	(969)	(3,104)
Prepaid expenses and other current assets	220	382
Other noncurrent assets	73	73
Accounts payable	2,445	3,768
Accrued expenses	(7,533)	(6,092)
Pension, postretirement and deferred compensation	14	(269)
Other noncurrent liabilities	(6)	(15)
Other	(6)	(7)
Net cash used in operating activities	(2,436)	(2,285)

Investing activities
Purchase of businesses, net of cash acquired	(431)	(5,636)
Purchases of property, plant, and equipment	(1,327)	(2,291)
Proceeds from sale of property, plant, and equipment	—	113
Net cash used in investing activities	(1,758)	(7,814)

Financing activities
Proceeds from borrowings	—	1,000
Payments of debt	(13,013)	(494)
Capital contribution	—	150
Due from NSP Holdings L.L.C.	(178)	—
Dividends to Safety Products Holdings, Inc.	—	(173)
Net cash (used in) provided by financing activities	(13,191)	483
Effect of exchange rate changes on cash	(1,424)	279
Net decrease in cash and cash equivalents	(18,809)	(9,337)
Cash and cash equivalents at beginning of period	35,731	20,683
Cash and cash equivalents at end of period	$16,922	$11,346

(1)             On July 19, 2005, all the outstanding units of NSP were acquired by Holdings, with the result that NSP became a wholly-owned subsidiary of Holdings. NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements. Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

Safety Products Holdings, Inc.

Consolidated Statements of Operations

(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)
	Three Months Ended
	April 2, 2005	April 1, 2006
Net sales	$119,944	$141,876
Cost of goods sold	75,602	88,145
Gross profit	44,342	53,731
Operating expenses:
Selling	11,378	12,875
Distribution	6,274	7,926
General and administrative	11,067	13,957
Amortization of intangibles	142	2,726
Total operating expenses	28,861	37,484
Income from operations	15,481	16,247
Other expense (income):
Interest expense	10,721	11,248
Interest income	(428)	(163)
Other, net	386	(371)
Income before income taxes and minority interest	4,802	5,533
Income tax expense	1,604	1,835
Minority interest	4	11
Net income	$3,194	$3,687

(1)             On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings L.L.C. (“NSP Holdings”), with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and NSP Holdings Capital Corp. (“Capital”) under their outstanding $100 million 11 3/4% Senior Pay in Kind Notes due 2012 and the indenture governing such notes. NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements. Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

Safety Products Holdings, Inc.

Consolidated Balance Sheets

(Amounts in Thousands) (Unaudited)

	December 31, 2005 (1)	April 1, 2006
Assets
Current assets:
Cash and cash equivalents	$20,819	$11,896
Accounts receivable, less allowance of $2,317 and $2,267 in 2005 and 2006, respectively	68,286	79,288
Inventories	93,462	97,523
Deferred income taxes	3,230	3,230
Prepaid expenses and other current assets	3,206	2,794
Total current assets	189,003	194,731
Property, plant, and equipment, net	67,315	66,973
Deferred financing costs, net	19,669	18,836
Goodwill, net	135,718	140,241
Other intangible assets, net	276,842	274,981
Other noncurrent assets	5,109	4,902
Total assets	$693,656	$700,664

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$21,229	$25,234
Accrued expenses	34,137	25,894
Current maturities of long-term obligations	1,846	2,098
Total current liabilities	57,212	53,226
Pension, post-retirement and deferred compensation	32,340	32,071
Long-term obligations	441,393	445,676
Other noncurrent liabilities	5,376	5,360
Deferred income taxes	50,268	50,499
Minority interest	176	187
	529,553	533,793

Shareholders’ equity:
Common shares	110	110
Contributed capital	109,560	110,923
Accumulated deficit	(4,766)	(1,079)
Accumulated other comprehensive income	1,987	3,691
Total shareholders’ equity	106,891	113,645
Total liabilities and shareholders’ equity	$693,656	$700,664

(1)             Information was obtained from audited financial statements.

Safety Products Holdings, Inc.

Consolidated Statements of Cash Flows

(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)
	Three Months Ended
	April 2, 2005	April 1, 2006
Operating activities
Net income	$3,194	$3,687
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	2,705	3,139
Amortization of intangibles	142	2,726
Amortization of deferred financing costs	601	833
Amortization of net original issue discount (premium)	25	(35)
Deferred income taxes	237	231
Minority interest	4	11
Noncash interest	4,982	4,064
Management incentive compensation	—	800
Gain on sale of property, plant and equipment	—	(79)
Changes in operating assets and liabilities:
Accounts receivable	(8,540)	(10,337)
Inventories	(969)	(3,104)
Prepaid expenses and other current assets	220	412
Other noncurrent assets	73	73
Accounts payable	2,445	3,768
Accrued expenses	(7,499)	(8,353)
Pension, postretirement and deferred compensation	14	(269)
Other noncurrent liabilities	(6)	(15)
Other	(6)	(9)
Net cash used in operating activities	(2,378)	(2,457)

Investing activities
Purchase of businesses, net of cash acquired	(431)	(5,636)
Purchases of property, plant, and equipment	(1,327)	(2,291)
Proceeds from sale of property, plant, and equipment	—	113
Net cash used in investing activities	(1,758)	(7,814)

Financing activities
Payments for deferred financing costs	(3,700)	—
Proceeds from borrowings	100,000	1,000
Payments of debt	(13,013)	(494)
Capital contribution	—	563
Distributions on preferred units	(60,000)	—
Distributions on common units	(2,500)	—
Net cash provided by financing activities	20,787	1,069
Effect of exchange rate changes on cash	(1,424)	279
Net increase (decrease) in cash and cash equivalents	15,227	(8,923)
Cash and cash equivalents at beginning of period	35,731	20,819
Cash and cash equivalents at end of period	$50,958	$11,896

(1)             On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings, with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and Capital under their outstanding $100 million 11 3/4% Senior Pay in Kind Notes due 2012 and the indenture governing such notes. NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements. Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.